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                                                                      Exhibit 23

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in Registration Statement Nos. 333-104835, 333-104458, 333-88382, 333-35318, 333-35208, 333-86113,
333-09721, 333-01649, 333-01651 and 033-60259 of West Coast Bancorp on Form S-8
of our report dated February 23, 2004 appearing in the Annual Report on Form 10-K of West Coast Bancorp for the year ended December 31, 2003.

DELOITTE & TOUCHE LLP

Portland, Oregon
February 25, 2004